KEMPER
ADJUSTABLE RATE
U.S. GOVERNMENT FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED FEBRUARY 28, 1997

Offering investors the opportunity for high current income consistent with low volatility of principal

                  " . . .    Our increased exposure to these
            fully-indexed securities was positive for the fund as
                       rates began rising in December."

                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio Of
Investments
9
Financial Statements
11
Notes To
Financial Statements
15
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 1997 (UNADJUSTED FOR ANY SALES CHARGE):

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                         3.60%
CLASS B                         3.22%
CLASS C                         3.23%
LIPPER ADJUSTABLE RATE
MORTGAGE RUNDS CATEGORY
AVERAGE                         3.64%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 2/28/97   8/31/96
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND CLASS A      $8.29     $8.22
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND CLASS B      $8.30     $8.23
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND CLASS C      $8.31     $8.24
--------------------------------------------------------------------------------

* Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.
--------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER ADJUSTABLE RATE MORTGAGE FUNDS
CATEGORY

                        CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
       1-YEAR           #33 OF        #42 OF        #41 OF
                       46 FUNDS      46 FUNDS      46 FUNDS
--------------------------------------------------------------------------------
       5-YEAR            #8 OF          N/A           N/A
                       24 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF FEBRUARY 28, 1997.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME:     $0.2227   $0.1924   $0.1938
--------------------------------------------------------------------------------
FEBRUARY DIVIDEND:     $0.0372   $0.0324   $0.0322
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION RATED+:     5.38%     4.68%     4.65%
--------------------------------------------------------------------------------
SEC YIELD+:              5.14%     4.60%     4.65%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on February 28, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

AVERAGE ANNUAL TOTAL RETURN Average annual total return is a fund's total return expressed as an annualized average, adjusted for the maximum sales charge for Class A shares or the applicable contingent deferred sales charge in effect at the end of the period for Class B and Class C shares.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

ADJUSTABLE RATE MORTGAGES (ARMS) ARMs are mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) The Government National Mortgage Association (GNMA) is part of the Department of Housing and Urban Development and provides financing for residential housing. GNMA issues securities that are backed by a pool of mortgages. Interest and principal payments are received by the pool each month from homeowners paying their mortgages. These payments are passed through to owners of GNMA certificates such as Kemper Adjustable Rate U.S. Government Fund.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

                                                          ECONOMIC OVERVIEW

LOGO
Stephen B. Timbers is president, chief investment and executive officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $79 billion in assets, including $42 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.



DEAR SHAREHOLDER:

The Federal Reserve Board's recent decision to raise short-term interest rates as a pre-emptive strike against inflation has changed the course that the markets have been on for several months. In fact, we had not seen a change in the federal funds target rate since January 1996, when the Fed reduced interest rates. The raising of rates now -- coupled with the general expectation of at least one and probably two more hikes -- requires a modest adjustment in our views for 1997.
  A review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, alternately strong and weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate. However, the Fed has become nervous about the recent modest increases in unit labor costs. To avert the possibility of more severe later actions to control inflation, the Fed decided to act now. Ironically, now that rates have been raised, we may never know whether the economy was in fact in danger of overheating.
  Investors' immediate reaction to the higher rates was negative, as evidenced by the stock market's first sizable correction in years. Yet, as uncomfortable as it is to participate in a market decline, a correction is a natural event in a market cycle. A market correction is generally defined as a loss in value of 8 to 10 percent. Historically, corrections take place over a period of four to six months, the current one has already fallen the average amount in a very short amount of time. It is likely that the stock market will require many weeks of retrenchment before a new sustainable upward movement begins.
  A correction should be distinguished from a bear market, which involves a decline of at least 20 percent and typically occurs over six to eight months. We see no reason to believe that we are entering a classic bear market. The economy is stable and the interest rate increases are likely to be gradual and modest. Inflation is the greatest threat to the securities markets, and if higher rates are what is required to control inflation, investors will be better off over the longer term.
  Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its all-time high early in 1997 was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.
  One of the most interesting aspects of today's environment is the role of the technology stocks. They seem to be demonstrating the same market leadership characteristics that we have seen before. In the early 1970s, consumer nondurable stocks led the market up and down. More recently, in the 1980s, oil stocks led, followed by financial services stocks. Today, we look at technology stocks as a strong indicator of market direction. When they finally find a bottom and then turn upward, we would expect the general market to follow.
  Higher interest rates are, of course, anathema to the fixed-income market. The market has fallen, discounting a more restricting monetary policy. However, in the era of instant adjustment, most of the damage is likely done. We expect now that the bond market is likely to trade in a very narrow range -- with long-term interest rates no lower than 6.75 percent and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

                               [Timbers Photo]

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and sharholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch has a significant impact on mutual fund performance.

   The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  BAR GRAPH

                              NOW (3/31/97)     6 MONTHS AGO   1 YEAR AGO     2 YEARS AGO
10-YEAR TREASURY RATE(1)         6.69                6.53         6.51          7.06
PRIME RATE(2)                    8.50                8.25         8.25          9.00
INFLATION RATE(3)*               2.72                2.62         2.86          2.57
THE U.S. DOLLAR(4)               8.58                4.74         8.94        -11.46
CAPITAL GOODS ORDERS(5)*         5.25                1.96         3.98         15.52
INDUSTRIAL PRODUCTION(5)*        3.79                3.13         1.36          3.38
EMPLOYMENT GROWTH(6)             2.27                2.18         1.76          3.12


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant hight real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of February 28, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.



  A natural response to a troubled U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. There too, though, weak German and Japanese economies make it difficult to identify exciting near-term opportunities.
  Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.
  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

April 10, 1997

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN MARCH 1996, AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. VANDENBERG HAS MORE THAN 23 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

[BYRNES PHOTO]

ELIZABETH BYRNES JOINED ZURICH KEMPER INVESTMENTS, INC. IN 1982 AND IS A FIRST VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. BYRNES RECEIVED HER BACHELOR'S DEGREE FROM MIAMI UNIVERSITY OF OHIO AND IS A CERTIFIED PUBLIC ACCOUNTANT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN THE LAST SIX MONTHS, THE GOVERNMENT BOND MARKET SAW A DECLINE IN MARKET YIELDS ONLY TO BE FOLLOWED BY SIGNS OF A SOMEWHAT STRONGER ECONOMY, WHICH FUELED HIGHER YIELDS. BELOW, PORTFOLIO MANAGERS BETH BYRNES AND RICHARD VANDENBERG EXPLAIN HOW THEY FINE-TUNED THE FUND'S PORTFOLIO TO OPTIMIZE ITS PERFORMANCE IN BOTH ENVIRONMENTS.

 Q   HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD, SEPTEMBER 1996 THROUGH
FEBRUARY 1997?

 A   For the semi-annual period, the fund kept pace with its peer group average, gaining 3.60 percent versus the 3.64 percent average return of the 46 funds in Lipper Analytical Services' adjustable rate mortgage category. This return is also ahead of where the fund was during the same period a year ago.

 Q   WHAT HAS BEEN THE GENERAL THEME IN THE GOVERNMENT BOND MARKET OVER THE LAST
SIX MONTHS?

 A   The government bond market is moved primarily by interest rates and the market's anticipation about their direction. Market interest rates were trending higher in early September, the start of the fund's fiscal year, in response to mixed signals about the ongoing pace of the economy. However, in mid-September the market began to rally (bond yields declined) when low Consumer Price Index
(CPI) figures were reported. These figures indicated tame inflation, which investors believed would ward off an interest rate increase by the Federal Reserve Board (the Fed). The market was correct in its assumption and no action was taken by the Fed regarding interest rates in September.

  The government market enjoyed about three months of strong performance as economic data, such as Gross Domestic Product, hourly earnings and housing starts continued to suggest that growth in the economy was moderate and inflation benign. Additionally, the outcome of the November U.S. Presidential and Congressional elections renewed optimism that a balanced budget agreement might be possible in 1997.

  In December, however, a confluence of events caused investors to re-evaluate the true strength of the economy. Economic data such as non-farm payrolls and hourly earnings moved higher, signaling a pick-up in economic growth and the potential for higher inflation. The market was also derailed by comments made by Fed Chairman Alan Greenspan suggesting that the valuations of financial assets had become over-valued. He made the comment in December initially, then reiterated his concern in February during his testimony to Congress. Market rates rose in response to these events, and as a result, returns in the fixed-income market were relatively flat from December through February.

PERFORMANCE UPDATE

 Q   HOW WAS THE FUND POSITIONED TO TAKE ADVANTAGE OF THE RALLYING MARKET EARLY
IN THE PERIOD?

 A   As concern faded that the Fed would tighten interest rates, we extended the duration of the fund's securities. We moved the fund's duration to a neutral position, similar to that of our peers, from our previous more defensive stance. Remember, the longer a fund's duration, the more sensitive it is to interest rate changes. As rates decline, a longer duration supports more price appreciation of an asset than a shorter duration would, given the same circumstances.

     We never extended the fund's duration aggressively, however, because we were not convinced that rates would continue declining.

     As rates fell, we bought teaser adjustable rate mortgages (ARMs) and reduced short-term, short-duration Treasuries in the portfolio. Teaser rate ARMs perform well as interest rates decline because they carry below market or "teaser" rates. The low rates are offered to attract borrowers to an adjustable-rate rather than a fixed-rate mortgage. These rates remain in place until the ARM's first interest rate reset date. At that time, the mortgage adjusts to a higher market rate. When rates fall, teaser-rate mortgages offer superior returns because they have longer durations and are less susceptible to mortgage prepayments than other types of ARMs that carry higher interest rates.

     In January, we sold our teaser rate ARMs at a profit. We had moved in and out of teasers to take advantage of the sharp decline in rates that occurred at the start of the period. Since we didn't expect interest rate declines of that magnitude to continue, we began adding Government National Mortgage Association (GNMA) mortgages. GNMA's are securities with longer durations, but less volatility than teaser-rate mortgages.

     We also began adding fully-indexed ARMs, also called current coupon
ARMs. Fully-indexed ARMs are attractive investments when interest rates are stable or have a bias to increase. This is because they pay the current interest rate available in the market at the time of their issue and have shorter durations. Our increased exposure to these fully-indexed securities was positive for the fund as rates began rising in December.

 Q   WHEN RATES REVERSED DIRECTION, WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE
TO THE PORTFOLIO?

 A   As we had expected, economic growth picked up in late December and interest rates rose. By that time, we had already positioned the fund for a somewhat higher interest rate environment. As rates continued to rise, we added more fully-indexed ARMs and short-term, short-duration U.S. Treasuries, both of which tend to outperform when interest rates rise.

 Q   WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

 A   We've seen a slight pick-up in economic growth recently. At this point, however, the level of growth is not alarming. We expect that the economy will continue to grow at a moderate pace and that inflation, although it may move higher, should not be problematic.

     In February, market yields moved lower by about 25 basis points (one quarter of a percent) as the market prepared for a preemptive increase in short-term interest rates by the Fed at its Open Market Committee Meeting in March. This discounting in the market occurred after Fed Chairman Alan Greenspan, in his February Humphrey Hawkins testimony to Congress, suggested that investors were acting with "irrational exuberance" and that financial asset valuations may be inflated.

     We anticipate that the Fed may raise short-term rates by 25-50 basis points over the course of the next several months, if economic growth continues to expand beyond a 3 percent annual rate. If that happened, we'd shorten the duration of the fund accordingly.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                             ON 2/28/97              ON 8/31/96
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES ARMS                         85%                     82%
--------------------------------------------------------------------------------
FIXED RATE AGENCY SECURITIES                      1                       1
--------------------------------------------------------------------------------
GOVERNMENT BONDS:
 SHORT-TERM                                      13                      11
--------------------------------------------------------------------------------
 INTERMEDIATE-TERM                                1                       6
--------------------------------------------------------------------------------
                                                100%                    100%

                                         [PIE CHART]               [PIE CHART]
                                         ON 2/28/97                 ON 8/31/96

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                         ON 2/28/97                ON 8/31/96
--------------------------------------------------------------------------------
                                          3.9 YEARS                 3.8 YEARS
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

SPORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
Portfolio of Investments at February 28, 1997
(DOLLARS IN THOUSANDS)

                                                                 COUPON                         PRINCIPAL
  U.S. GOVERNMENT OBLIGATIONS               TYPE                  RATE           MATURITY        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                     Notes                       9.00-9.25%           1998          $17,000        $ 17,717
SECURITIES - 25.8%                                            8.875                1999            3,000           3,152
(Cost: $24,437)                                               8.75                 2000            3,000           3,225
                                  --------------------------------------------------------------------------------------
                                                                                                                  24,094

------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                 Adjustable rate             7.132-8.105          2022           17,362          17,945
MORTGAGE CORPORATION -            mortgages (a)               7.307-7.613          2023           10,838          11,184
56.2%                                                         7.671-7.726          2025           17,405          17,993
(Cost: $52,063)                                               6.24-6.977           2026            4,777           4,894
                                  Fixed rate
                                  collateralized              11.25                2010              310             342
                                  mortgage obligations        11.00                2014               73              73
                                  --------------------------------------------------------------------------------------
                                                                                                                  52,431

------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL               Adjustable rate             7.125                2022            6,640           6,798
MORTGAGE ASSOCIATION -            mortgages (a)               6.00-7.00            2027           12,500          12,628
21.3%                             Pass-through                11.00                2018              361             402
(Cost: $19,892)                   certificates
                                  --------------------------------------------------------------------------------------
                                                                                                                  19,828

------------------------------------------------------------------------------------------------------------------------

FEDERAL NATIONAL                  Adjustable rate             7.124                2019            3,729           3,835
MORTGAGE ASSOCIATION -            mortgages (a)               7.656-7.899          2021            3,695           3,827
8.2%
(Cost: $7,618)
                                  --------------------------------------------------------------------------------------
                                                                                                                   7,662

------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS--111.5%
                                  (Cost: $104,010)                                                               104,015
                                  --------------------------------------------------------------------------------------
                                  LIABILITIES, LESS CASH AND OTHER ASSETS--(11.5)%                               (10,737)
                                  --------------------------------------------------------------------------------------
                                  NET ASSETS--100%                                                              $ 93,278
                                  --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Adjustable rate securities. The coupon rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on February 28, 1997. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $104,010,000 for federal income tax purposes at February 28, 1997, the gross unrealized appreciation was $432,000, the gross unrealized depreciation was $427,000 and the net unrealized appreciation on securities was $5,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $104,010)                                                $104,015
------------------------------------------------------------------------
Cash                                                                  46
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                    33
------------------------------------------------------------------------
  Investments sold                                                 1,263
------------------------------------------------------------------------
  Interest                                                         1,024
------------------------------------------------------------------------
    TOTAL ASSETS                                                 106,381
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               226
------------------------------------------------------------------------
  Investments purchased                                           12,738
------------------------------------------------------------------------
  Management fee                                                      43
------------------------------------------------------------------------
  Distribution services fee                                            5
------------------------------------------------------------------------
  Administrative services fee                                         16
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              36
------------------------------------------------------------------------
  Trustees' fees and other                                            39
------------------------------------------------------------------------
    Total liabilities                                             13,103
------------------------------------------------------------------------
NET ASSETS                                                      $ 93,278
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $103,562
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (11,012)
------------------------------------------------------------------------
Net unrealized appreciation on investments                             5
------------------------------------------------------------------------
Undistributed net investment income                                  723
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 93,278
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($85,204 /
  10,280 shares outstanding)                                       $8.29
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  3.63% of net asset value or 3.50% of offering price)             $8.59
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($6,728 / 810
  shares outstanding)                                              $8.30
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($1,346 / 162
  shares outstanding)                                              $8.31
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED FEBRUARY 28, 1997
(IN THOUSANDS)


----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $3,118
----------------------------------------------------------------------
Expenses:
  Management fee                                                   257
----------------------------------------------------------------------
  Distribution services fee                                         30
----------------------------------------------------------------------
  Administrative services fee                                       95
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           169
----------------------------------------------------------------------
  Professional fees                                                 32
----------------------------------------------------------------------
  Reports to shareholders                                           10
----------------------------------------------------------------------
  Trustees' fees and other                                          11
----------------------------------------------------------------------
    Total expenses                                                 604
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            2,514
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments (including
  options purchased)                                               572
----------------------------------------------------------------------
  Net realized gain from futures transactions                       40
----------------------------------------------------------------------
    Net realized gain                                              612
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments              99
----------------------------------------------------------------------
Net gain on investments                                            711
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $3,225
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                               SIX MONTHS                YEAR
                                                                 ENDED                  ENDED
                                                              FEBRUARY 28,             AUGUST 31,
                                                                  1997                   1996
---------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
  Net investment income                                         $ 2,514                 6,197
---------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          612                   (20)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 99                  (928)
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              3,225                 5,249
---------------------------------------------------------------------------------------------
Net equalization charges                                            (15)                 (272)
---------------------------------------------------------------------------------------------
Distribution from net investment income                          (2,494)               (6,117)
---------------------------------------------------------------------------------------------
Net decrease from capital share transactions                     (1,915)              (34,140)
---------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (1,199)              (35,280)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of period                                              94,477               129,757
---------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $723 and $718 respectively)                                  $93,278                94,477
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through February 28, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At February 28, 1997 the Fund had $12,738,000 in

NOTES TO FINANCIAL STATEMENTS






                             purchase commitments outstanding (14% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended February 28, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at February 28, 1999, amounting to approximately $10,994,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Fund has a management
     AFFILIATES              agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $257,000 for the six months ended February 28, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS
                                                                       RETAINED     COMMISSIONS ALLOWED
                                                                        BY ZKDI       BY ZKDI TO FIRMS
                                                                      -----------   --------------------
                             Six months ended February 28, 1997         $4,000             26,000

NOTES TO FINANCIAL STATEMENTS





                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC          DISTRIBUTION FEES
                                                                     RECEIVED BY          PAID BY ZKDI
                                                                        ZKDI                TO FIRMS
                                                                  -----------------   ---------------------
                             Six months ended
                             February 28, 1997                         $43,000               33,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                               ASF PAID BY           ASF PAID BY ZKDI
                                                            THE FUND TO ZKDI             TO FIRMS
                                                            -----------------   --------------------------
                             Six months ended
                             February 28, 1997                   $95,000               95,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $129,000 for the six months ended February 28, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the six months ended February 28, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $8,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT              For the six months ended February 28, 1997,
     TRANSACTIONS            investment transactions (excluding short-term
                             instruments) are as follows (in thousands):

                             Purchases                                  $100,281

                             Proceeds from sales                          96,837

NOTES TO FINANCIAL STATEMENTS




--------------------------------------------------------------------------------

5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):


                                                                SIX MONTHS ENDED                    YEAR ENDED
                                                                  FEBRUARY 28,                      AUGUST 31,
                                                                      1997                             1996
                                                              ---------------------           -----------------------
                                                              SHARES        AMOUNT            SHARES         AMOUNT

                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A               1,005        $ 8,250              3,196       $  26,308
                                       ------------------------------------------------------------------------------
                                        Class B                 210          1,744                352           2,925
                                       ------------------------------------------------------------------------------
                                        Class C                  68            564                126           1,046
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 192          1,587                500           4,138
                                       ------------------------------------------------------------------------------
                                        Class B                  15            127                 27             224
                                       ------------------------------------------------------------------------------
                                        Class C                   4             30                  6              51
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (1,496)      (12,287)            (8,043)        (66,310)
                                       ------------------------------------------------------------------------------
                                        Class B                (179)        (1,484)              (182)         (1,513)
                                       ------------------------------------------------------------------------------
                                        Class C                 (54)          (446)              (122)         (1,009)
                                       ------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   1             10                 14             113
                                       ------------------------------------------------------------------------------
                                        Class B                  (1)           (10)               (14)           (113)
                                       ------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS         $(1,915)                         $ (34,140)
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES       The Fund has entered into exchange traded financial
     CONTRACTS               futures contracts in order to protect itself from
                             anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At February 28, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $177,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at February 28, 1997:

                                                       FACE         EXPIRATION      GAIN (LOSS) AT
                                     TYPE             AMOUNT          MONTH            2/28/97
                             ---------------------------------------------------------------------

                             U.S. Treasury Note     $1,799,000       Mar '97            $(4,000)
                             ---------------------------------------------------------------------

                             Eurodollar             $7,067,000       Jun '97             2,000
                             ---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS




                                                     -------------------------------------------
                                                                      CLASS A
                                                     -------------------------------------------
                                                     SIX MONTHS
                                                       ENDED         YEAR ENDED AUGUST 31,
                                                    FEBRUARY 28,   -------------------------
                                                        1997       1996   1995   1994   1993
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.22       8.30   8.33   8.68   8.63
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .22        .46    .48    .34    .47
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                .07       (.09)  (.04)  (.29)   .02
------------------------------------------------------------------------------------------------
Total from investment operations                         .29        .37    .44    .05    .49
------------------------------------------------------------------------------------------------
Less distribution from net investment income             .22        .45    .47    .40    .44
------------------------------------------------------------------------------------------------
Net asset value, end of period                         $8.29       8.22   8.30   8.33   8.68
------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           3.60%      4.55   5.52    .59   5.87
------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------
Expenses                                                1.19%      1.15   1.10    .93    .21
------------------------------------------------------------------------------------------------
Net investment income                                   5.46%      5.49   5.76   3.96   5.44
------------------------------------------------------------------------------------------------

[CAPTION]

                                                          CLASS B                                       CLASS C
                                     ----------------------------------------------    ---------------------------------------------
                                          SIX MONTHS         YEAR          MAY 31       SIX MONTHS         YEAR          MAY 31
                                            ENDED            ENDED           TO           ENDED            ENDED           TO
                                         FEBRUARY 28,      AUGUST 31,    AUGUST 31,    FEBRUARY 28,      AUGUST 31,     AUGUST 31,
                                             1997       1996     1995       1994           1997       1996     1995       1994
-----------------------------------------------------------------------------------    ---------------------------------------------
-----------------------------------------------------------------------------------    ---------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $8.23        8.31     8.32         8.37        8.24        8.32     8.33         8.37
-----------------------------------------------------------------------------------    ------------------------------------------
Income from investment operations:
  Net investment income                       .20         .40      .43          .07        .20          .40      .43          .08
-----------------------------------------------------------------------------------    ------------------------------------------
  Net realized and unrealized gain
  (loss)                                      .06        (.09)    (.04)        (.04)       .06         (.09)    (.04)        (.04)
-----------------------------------------------------------------------------------    ------------------------------------------
Total from investment operations              .26         .31      .39          .03        .26          .31      .39          .04
-----------------------------------------------------------------------------------    ------------------------------------------
Less distribution from net investment
income                                        .19         .39      .40          .08        .19          .39      .40          .08
-----------------------------------------------------------------------------------    ------------------------------------------
Net asset value, end of period              $8.30        8.23     8.31         8.32        8.31        8.24     8.32         8.33
-----------------------------------------------------------------------------------    ------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                3.22%       3.79     4.84          .34        3.23        3.82     4.89          .47
-----------------------------------------------------------------------------------    ------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------    ------------------------------------------

Expenses                                     1.89%       1.89     1.85         1.96        1.84        1.89     1.79         1.88
-----------------------------------------------------------------------------------    ------------------------------------------
Net investment income                        4.76%       4.75     5.01         3.36        4.81        4.75     5.07         3.52
-----------------------------------------------------------------------------------    ------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                               SIX MONTHS
                                                 ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28,   ------------------------------------
                                                  1997        1996     1995      1994      1993
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)      $93,278      94,477   129,757   202,815   212,694
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                189%        272       308       533       138
-------------------------------------------------------------------------------------------------

NOTES:
ZKI agreed to waive its management fee and absorb certain operating expenses during a portion of the fiscal year ended August 31, 1992. Thereafter, these expenses were gradually reinstated from December 31, 1992 through January 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90% for the year ended August 31, 1994, and .95% and 4.70% for the year ended August 31, 1993.

Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS




TRUSTEES                                     OFFICERS

STEPHEN B. TIMBERS                           J. PATRICK BEIMFORD, JR.
President and Trustee                        Vice President

DAVID W. BELIN                               ELIZABETH A. BYRNES
Trustee                                      Vice President

LEWIS A. BURNHAM                             CHARLES R. MANZONI, JR.
Trustee                                      Vice President

DONALD L. DUNAWAY                            JOHN E. NEAL
Trustee                                      Vice President

ROBERT B. HOFFMAN                            RICHARD L. VANDENBERG
Trustee                                      Vice President

DONALD R. JONES                              PHILIP J. COLLORA
Trustee                                      Vice President
                                             and Secretary
DOMINIQUE P. MORAX
Trustee                                      JEROME L. DUFFY
                                             Treasurer
SHIRLEY D. PETERSON
Trustee                                      ELIZABETH C. WERTH
                                             Assistant Secretary
WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT  ZURICH KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER     INVESTORS FIDUCIARY TRUST COMPANY
AGENT                      127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER         ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER      ZURICH KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.

KARGF - 3 (4/97)   1030740
Printed in the U.S.A.                                        [KEMPER FUNDS LOGO]